BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
250 356-8626

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 8, 2013 09:15 AM Pacific Time

Incorporation Number: **BC0255727**

Recognition Date: Incorporated on October 15, 1982

NOTICE OF ARTICLES

Name of Company:

NORSAT INTERNATIONAL INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 110 - 4020 VIKING WAY
RICHMOND BC V6V 2L4
CANADA

Delivery Address:
SUITE 110 - 4020 VIKING WAY
RICHMOND BC V6V 2L4
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 110 - 4020 VIKING WAY
RICHMOND BC V6V 2L4
CANADA

Delivery Address:
SUITE 110 - 4020 VIKING WAY
RICHMOND BC V6V 2L4
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Doninelli, Fabio

Mailing Address:	**Delivery Address:**
VIA BESAZIO 28, 6865 TREMONA SWITZERLAND	VIA BESAZIO 28, 6865 TREMONA SWITZERLAND

Last Name, First Name, Middle Name:
Topham, James Walter

Mailing Address:	**Delivery Address:**
#910 - 1028 BARCLAY STREET VANCOUVER BC V6E 0B1 CANADA	#910 - 1028 BARCLAY STREET VANCOUVER BC V6E 0B1 CANADA

Last Name, First Name, Middle Name:
Harries, Andrew Stanley Guy

Mailing Address:	**Delivery Address:**
6155 SOUTHLANDS PLACE VANCOUVER BC V6N 1M9 CANADA	6155 SOUTHLANDS PLACE VANCOUVER BC V6N 1M9 CANADA

Last Name, First Name, Middle Name:
Caprio, Joseph M.

Mailing Address:	**Delivery Address:**
7195 RAMBLING BROOK ROAD HAMILTON NY 13346-2141 UNITED STATES	7195 RAMBLING BROOK ROAD HAMILTON NY 13346-2141 UNITED STATES

Last Name, First Name, Middle Name:
Chan, Amiee

Mailing Address:	**Delivery Address:**
166 WEST 45TH VANCOUVER BC V5Y 2W1 CANADA	#110-4020 VIKING WAY RICHMOND BC V6V 2L4 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached